UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	November 6, 2025

Harley-Davidson Motorcycle Trust 2023-A

(Exact name of Issuing Entity as specified in its charter)

(Central Index Key Number of Issuing Entity: 0001963533)

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

(Central Index Key Number of Depositor: 0001114926)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-262475	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9850 Double R Boulevard, Suite 100, Reno, Nevada 89521
(Address of principal executive offices, including zip code)

(775) 886-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.

Harley-Davidson Credit Corp. (the “Sponsor”), a Nevada corporation and wholly owned subsidiary of the Company, completed the previously announced sale of a portion of the Sponsor’s motorcycle promissory notes and security agreements portfolio to KKR Morrow Trust, a Delaware statutory trust (“KKR Trust”) and HDL Trust, as assignee of Cavendish, LLC, a Delaware limited liability company (together with KKR Trust, the “Purchasers”), for a purchase price of $4.06 billion.

The Purchasers hold in the aggregate, either directly or through affiliates, 95% of the certificate interest in the trust certificate, dated as of February 1, 2023, issued by Harley-Davidson Motorcycle Trust 2023-A.

Harley-Davidson Customer Funding Corp. is voluntarily filing this report to inform the noteholders of this event, which does not otherwise require a Form 8-K filing.

Item 8.01.	Other Events.

Harley-Davidson Customer Funding Corp. is filing a final execution copy of the agreements listed below as exhibits to this Current Report on Form 8-K. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

(2.1)*	Back Book Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.2)*	Master Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.3)*	Back Book Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.4)*	Master Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 10.9 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.5)*	Omnibus Amendment, dated August 20, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 2.5 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November [4], 2025 (File No. 001-01983)).

(2.6)*	Omnibus Amendment, dated August 20, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 2.6 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November [4], 2025 (File No. 001-01983)).

(2.7)*	Second Amendment to Purchase Agreements, and First Amendment to Servicing Agreement, and Waiver with Respect to Back Book Purchase Agreement, dated as of October 30, 2025 between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 2.7 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November [4], 2025 (File No. 001-01983)).

(2.8)*	Second Amendment to Master Purchase and Sale Agreement and Waiver with Respect to Back Book Purchase and Sale Agreement, dated as of October 31, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 2.8 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November [4], 2025 (File No. 001-01983)).

*Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(2) and (10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: November 6, 2025	By:	/s/ David Viney
David Viney
Vice President and Treasurer

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated November 6, 2025

Exhibit

Number

(2.1)*	Back Book Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.2)*	Master Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 10.5 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.3)*	Back Book Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 10.8 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.4)*	Master Purchase and Sale Agreement, dated July 30, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 10.9 to the Quarterly Report on Form 10-Q, filed by the Company on November 5, 2025 (File No. 001-09183)).

(2.5)*	Omnibus Amendment, dated August 20, 2025, between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 2.5 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November 6, 2025 (File No. 001-01983)).

(2.6)*	Omnibus Amendment, dated August 20, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 2.6 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November 6, 2025 (File No. 001-01983)).

(2.7)*	Second Amendment to Purchase Agreements, and First Amendment to Servicing Agreement, and Waiver with Respect to Back Book Purchase Agreement, dated as of October 30, 2025 between Harley-Davidson Credit Corp. and KKR Morrow Trust (Incorporated by reference to Exhibit 2.7 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November 6, 2025 (File No. 001-01983)).

(2.8)*	Second Amendment to Master Purchase and Sale Agreement and Waiver with Respect to Back Book Purchase and Sale Agreement, dated as of October 31, 2025, between Harley-Davidson Credit Corp. and Cavendish LLC (Incorporated by reference to Exhibit 2.8 to the Current Report on Form 8-K, filed by Harley-Davidson, Inc. on November 6, 2025 (File No. 001-01983)).

*Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(2) and (10).